UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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October 27, 2020

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of  Broadridge Financial Solutions, Inc., to be held on November 19, 2020.  Your Board of Directors unanimously recommends that stockholders vote For Proposals 1, 2 and 3, and Against Proposal 4.

Your vote is important, no matter how many or how few shares you may own.  If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,
Maria Allen
Secretary

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

BROADRIDGE FINANCIAL SOLUTIONS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717   VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE- www.proxyvote.com/BR or scan the QR code above Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. VOTE BY INTERNET DURING THE MEETING - www.virtualshareholdermeeting.com/BR20 You may attend the Annual Meeting on Thursday, November 19, 2020, at 9:00 A.M. Eastern Time via the Internet at www.virtualshareholdermeeting.com/BR20 and vote during the Annual Meeting using the Control Number. VOTE CONFIRMATION You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on Thursday, November 19, 2020, via the ProxyVote Confirmation link at www.proxyvote.com/BR by entering the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX and following the instructions on the website. Vote Confirmation is available 24 hours after your vote is received beginning November 4, 2020 with the final vote tabulation available through January 19, 2021.              TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   D24337-P43973   KEEP THIS PORTION FOR YOUR RECORDS  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  DETACH AND RETURN THIS PORTION ONLY                  The Board of Directors recommends a vote AGAINST the For Against Abstain  (4) Stockholder Proposal on Political Contributions.

October 6, 2020Dear Stockholder:You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc. Our 2020 Annual Meeting will be held on Thursday, November 19, 2020, at 9:00 A.M. Eastern Time. You will be able to attend the 2020 Annual Meeting, vote and submit your questions during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/BR20.It is important that shares are voted. Please specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by the Internet or telephone, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, shares will be voted in accordance with the recommendation of the Company’s Board of Directors.We will discuss the business of the Company during the meeting. I welcome your comments and suggestions and we will provide time during the meeting for questions submitted by stockholders via the Internet. I am very much looking forward to our 2020 Annual Meeting of Stockholders.Sincerely,Timothy C. GokeyChief Executive OfficerImportant Notice Regarding the Availability of Proxy Materials for the Annual MeetingThe Notice and Proxy Statement and 2020 Annual Report are available at www.proxyvote.com/BR.D24338-P43973ProxyThis proxy is solicited on behalf of the Board of DirectorsProperly executed proxies received by the day before the meeting date will be voted as marked and, if not marked, will be voted FOR (1) the election of the nominees listed in the accompanying Proxy Statement, FOR proposals (2) and (3), AGAINST proposal (4), and as determined by the appointed attorneys or proxies with respect to other matters that may properly come before the meeting.The undersigned hereby appoints Timothy C. Gokey and Adam D. Amsterdam, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2020 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., to be held via the Internet at www.virtualshareholdermeeting.com/BR20 on Thursday, November 19, 2020, at 9:00 A.M. Eastern Time, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.If shares of Broadridge Financial Solutions, Inc. common stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Broadridge Financial Solutions, Inc. common stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.